UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 18, 2025, C4 Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. On June 18, 2025, the Company filed a Certificate of Amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective on filing. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 18, 2025. At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 29, 2025. The final voting results are set forth below.
a) The stockholders of the Company elected each of Ronald Harold Wilfred Cooper, Donna Grogan, M.D., and Steven Hoerter as Class II directors, to hold office until the 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

	For	Withheld	Broker Non-Votes
Ronald Harold Wilfred Cooper	38,963,561	10,829,443	10,514,206
Donna Grogan, M.D.	42,592,170	7,200,834	10,514,206
Steven Hoerter	49,604,182	188,822	10,514,206
b) The stockholders of the Company cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
48,851,725	889,711	51,568	10,514,206
c) The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to this ratification proposal were as follows:

For	Against	Abstain	Broker Non-Votes
60,179,540	79,871	47,799	0
d) The Company’s stockholders approved the amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. The results of the stockholders’ vote with respect to this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
39,547,136	20,664,896	95,178	0
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
3.1	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: June 18, 2025	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legal Officer and Secretary